                                  July 7, 1999

The following replaces information under the heading "Voyageur Funds, Inc. -- Delaware-Voyageur U.S. Government Securities Fund Statements of Changes in Net Assets" in the EDGAR transmission of the Semi-Annual Report of Voyageur Funds, Inc. -- Delaware-Voyageur US Government Securities Fund that was filed with the Securities and Exchange Commission on July 6, 1999 under EDGAR Form Type N-30D.





VOYAGEUR FUNDS, INC. -
DELAWARE - VOYAGEUR
U.S. GOVERNMENT SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                      SIX MONTHS       YEAR
                                                     ENDED 4/30/99     ENDED
                                                      (UNAUDITED)    10/31/98
                                                  ------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS:
Net investment income ............................. $  2,023,273   $  4,702,358
Net realized gain (loss) on investments ...........     (686,756)     3,881,172
Net change in unrealized appreciation/
   depreciation of investments ....................   (1,490,536)      (988,088)
                                                    ------------   ------------
Net increase (decrease) in net assets
   resulting from operations ......................     (154,019)     7,595,442
                                                    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................   (1,006,203)    (2,595,734)
   B Class ........................................     (104,351)      (131,800)
   C Class ........................................      (13,143)        (8,993)
   Institutional Class ............................     (915,929)    (2,047,835)
Net realized gain on investment transactions
   A Class ........................................     (242,646)          --
   B Class ........................................      (26,084)          --
   C Class ........................................       (2,085)          --
   Institutional Class ............................     (201,369)          --
                                                    ------------   ------------
                                                      (2,511,810)    (4,784,362)
                                                    ------------   ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................    3,443,481      4,805,092
   B Class ........................................    2,192,932      2,925,008
   C Class ........................................      940,585        359,733
   Institutional Class ............................    7,024,953     12,134,993
Net asset value of shares issued upon reinvestment
   of dividends from net investment income
   and net realized gain on investment transactions
   A Class ........................................      864,381      1,792,342
   B Class ........................................      104,940         90,607
   C Class ........................................       11,300          3,449
   Institutional Class ............................    1,049,058      1,756,212
                                                    ------------   ------------
                                                      15,631,630     23,867,436
                                                    ------------   ------------
Cost of shares repurchased:
   A Class ........................................   (7,062,917)   (15,496,863)
   B Class ........................................     (955,977)      (796,621)
   C Class ........................................     (186,884)      (125,998)
   Institutional Class ............................   (3,968,486)   (23,572,475)
                                                    ------------   ------------
                                                     (12,174,264)   (39,991,957)
                                                    ------------   ------------
Increase (decrease) in net assets derived
   from capital share transactions ................    3,457,366    (16,124,521)
                                                    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS .............      791,537    (13,313,441)

NET ASSETS:
Beginning of period ...............................   86,883,024    100,196,465
                                                    ------------   ------------
End of period ..................................... $ 87,674,561   $ 86,883,024
                                                    ============   ============

                             See accompanying notes